EXHIBIT 10.68
CREDIT AGREEMENT
This Credit Agreement (this "Agreement") is dated as of May 6, 2014, by and between Communication Intelligence Corporation, a Delaware corporation (the "Company"), and Venture Champion Asia Limited, a British Virgin Islands company (the "Investor").
WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to have the ability to borrow certain sums from the Investor and, in the event thereof issue a certain convertible promissory note and warrants to the Investor, and in the event of such borrowing the Investor desires to make a loan to the Company and accept such note and warrants from the Company, all pursuant to the terms set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:
ARTICLE I.
DEFINITIONS
1.1            Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:
"Action" means any action, claim, suit, proceeding or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, provincial, county, local or foreign), stock market, stock exchange or trading facility.
"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.
"Bankruptcy Event" means any of the following events:  (a) the Company or any Subsidiary commences a proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Subsidiary is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; or (g) the

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 Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.
"Business Day" means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
"Closing" means the date on which the Loans are first made available to the Company as contemplated by Section 2.1.
"Closing Date" means the Business Day immediately following the date on which all of the conditions set forth in Section 3.1 and Section 3.2 have been satisfied, or such other date as the parties may agree.
"Code" means the Internal Revenue Code of 1986, as amended.
"Commission" means the Securities and Exchange Commission.
"Commitment" shall mean, with respect to the Investor, the commitment of the Investor to make Loans, pursuant to Section 2.1, in the aggregate principal amount of Two Million Three Hundred Fifty-Two Thousand Nine Hundred Forty-One Dollars ($2,352,941).
"Common Stock" means the common stock of the Company, $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.
"Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.
"Default Interest Rate" shall have the meaning set forth in Section 2.10(b).
"Disclosure Materials" has the meaning set forth in Section 4.1(h).
"Discount Trading Price" shall have the meaning set forth in Section 2.11(b).
"Draw Down" shall mean a Loan made pursuant to a Draw Down Request under the terms of this Agreement.
"Draw Down Minimum" shall have the meaning set forth in Section 2.2.
"Draw Down Payment Date" shall have the meaning set forth in Section 2.4.
"Draw Down Request" shall have the meaning set forth in Section 2.4.

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"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"GAAP" means U.S. generally accepted accounting principles.
"Governmental Authority" means any nation or government, any state or other political subdivision thereof and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
"Initial Commitment Warrant" shall have the meaning set forth in Section 2.11(a).
"Intellectual Property Rights" has the meaning set forth in Section 4.1(l).
"Law" shall mean, with respect to any Person, all international, federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees, treaties, ordinances, codes and administrative or judicial precedents applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
"Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other like restrictions of any kind.
"Loan" shall mean a loan made by the Investor to the Company pursuant to the Note issued in accordance with the terms of this Agreement.
"Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, or (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.
"Maturity Date" shall mean the earlier of (i) the date that is the eighteen (18) month anniversary of the Closing Date, (ii) ten (10) days following the consummation of a Recapitalization, or (iii) an Event of Default (as defined in the Note).
"New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.
"Note" means the convertible promissory note issuable by the Company to the Investor on the Closing Date in the Form of Exhibit A.
"Original Issue Discount" shall have the meaning set forth in Section 2.3.
"Penalty Fee" shall have the meaning set forth in Section 2.9.
"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind, and also includes any successor (by merger or otherwise) of any such individual or entity.

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"Recapitalization" shall mean the closing of a registered or qualified offering of Company securities and subsequent up-listing of the Company's Common Stock.
 "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
"SEC Reports" has the meaning set forth in Section 4.1(h).
"Securities" means the Note, any Warrants, Underlying Shares and Warrant Shares.
"Securities Act" means the Securities Act of 1933, as amended.
"Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.
"Strike Price" shall have the meaning set forth in Section 2.11(a).
"Subsidiary" means any subsidiary of the Company included in the SEC Reports.
"Term" shall mean the period commencing on the date hereof and ending on the Maturity Date.
"Trading Day" means a day on which the principal Trading Market is open for business.
"Trading Market" the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the OTCQX, OTCQB or OTC Pink marketplaces.
"Transaction Documents" means this Agreement, the Note, the Warrants, and any other documents or agreements executed in connection with the transactions contemplated hereunder.
"Underlying Shares" means the shares of Common Stock issuable upon conversion of the Note and payment of interest thereunder.
"Warrant" means the Common Stock purchase warrant, in the form of Exhibit B.

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"Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrant.
ARTICLE II.
 CREDIT
2.1            Commitment. Subject to the terms and conditions set forth herein, the Investor agrees to make Loans available to the Company to be drawn from time to time during the Term in the aggregate principal amount not to exceed Two Million Three Hundred Fifty-Two Thousand Nine Hundred Forty-One Dollars ($2,352,941).
2.2            Draw Downs. If requested by the Company pursuant hereto, the Loans shall be made as part of a Draw Down. Each Draw Down shall be made in the principal aggregate amount of Five Hundred Eighty-Eight Thousand Two Hundred Thirty-Five Dollars ($588,235) (the "Draw Down Minimum"), subject to Section 2.3. Any Draw Downs requests in excess of the Draw Down Minimum shall require the Investor's prior written approval, which approval shall not be unreasonably withheld, conditioned, or delayed.
2.3            Original Issue Discount. Each Draw Down shall be subject to a 15% original issue discount (the "Original Issue Discount") such that upon each Draw Down the amount of funds payable by the Investor to the Company shall be equal to 85% of the aggregate principal amount of the requested Draw Down. For the avoidance of doubt, for all purposes (including when calculating the total amount of Loans) the amount of each Draw Down shall be equal to the aggregate principal amount listed in the Draw Down Request without giving effect to the Original Issue Discount.
2.4            Request for Draw Downs. To request a Draw Down, the Company shall notify the Investor of such request in writing (including email) thirty (30) days before the date of the proposed Draw Down (the "Draw Down Request"). Notwithstanding the foregoing, Draw Down Requests shall be made at least forty-five (45) days apart from each other. Each such written Draw Down Request shall be irrevocable. Each such written Draw Down Request shall specify (a) the aggregate principal amount of the requested Draw Down, (b) the applicable Original Issue Discount, (c) the net amount payable, (d) the funding date of the requested Draw Down (the "Draw Down Payment Date"), and (e) wire transfer information for the bank account or accounts which the funds are to be disbursed.
2.5            Draw Down Payments. On the Draw Down Payment Date specified in a duly completed and properly executed Draw Down Request, subject to the fulfillment of the conditions set forth in Section 2.4, the Investor will pay, in immediately available funds, the amount equal to the net amount payable in connection with the Draw Down Request to the bank account or accounts listed in such Draw Down Request.
2.6            Evidence of Debt. Any Loan made by the Investor shall be evidenced by the Note. The Company shall prepare, execute and deliver to the Investor on the Closing Date the Note payable to the order of the Investor and in a form consistent with this Agreement. The Investor is authorized to record the date and amount of the Draw Downs and any prepayments thereof on the schedule annexed thereto and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, absent manifest error; provided, that neither the failure to so record nor any error in such recordation shall affect the Company's obligations under the Note.

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2.7            Termination of Commitment. The Investor's Commitment shall terminate on the Maturity Date.
2.8            Prepayment of Loans.
(a)    The Company hereby unconditionally promises to pay to the Investor, the then unpaid principal amount of all the Loans on the Maturity Date.
(b)    The Company shall have the right at any time and from time to time to prepay the Note in whole or in part without penalty or premium, subject to prior notice in accordance with this Section. The Company shall provide the Investor with notice of any prepayment in writing (including email) of any prepayment fifteen (15) days before the date of prepayment. Each such written notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Note or portion thereof to be prepaid.
2.9            Repayment of Loans. If the Company fails to pay to the Investor the unpaid principal amount of the Note on the eighteen (18) month anniversary of the Closing Date, then (i) an amount equal to 7.5% of the unpaid principal of the Note then outstanding shall be added to the amount owed under the Note (the "Penalty Fee").
2.10            Interest.
(a)    Interest on Loans. The Loans shall bear no interest through the Maturity Date.
(b)    Default Interest. Notwithstanding the rate of interest specified in Section 2.10(a), if any principal of the Loans payable by the Company hereunder is not paid on the Maturity Date, such overdue amount shall bear interest at a rate equal to 18% per annum (subject to Section 16(g) of the Note) the ("Default Interest Rate").
2.11            Commitment Fees.   The Company agrees to pay to the Investor commitment fees calculated as follows:
(a)    On the Closing Date, in consideration of the Commitment the Company shall deliver to the Investor a Warrant (the "Initial Commitment Warrant"), registered in the name of Investor, pursuant to which Investor shall have the right to acquire 10,909,090 of shares of Common Stock at the price of $0.0275 per share (the "Strike Price").
(b)    Upon each Draw Down, the Company shall deliver to the Investor a Warrant, registered in the name of Investor, pursuant to which Investor shall have the right to acquire the number of shares of Common Stock equal to 50% of the principal amount of the Draw Down divided by the lesser of (a) the Strike Price or (b) 80% of the volume weighted average trading price of the Company's Common Stock for the period of ten (10) Trading Days prior to the issuance of such Draw Down (the "Discount Trading Price") and the exercise price of such Warrant shall be at the price equal to the lesser of the Strike Price or the Discount Trading Price.

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2.12            Default by Investor. Notwithstanding any provision of this Agreement to the contrary, if the Investor fails to pay the Company a Draw Down pursuant to a validly submitted Draw Down Request, the Company may, in addition to any other remedies at law or in equity, recoup by written notice to the Investor a pro rata portion of the Initial Commitment Warrant equal to the amount of the failed Draw Down expressed as a percentage of the total Commitment.
ARTICLE III.
 CONDITIONS
3.1        Conditions Precedent to the Obligations of the Investor.  The obligation of Investor to make the Loans pursuant to this Agreement is subject to the satisfaction or waiver by Investor, at or before the Closing Date, of each of the following conditions:
(a)            Representations and Warranties.  The representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date;
(b)            Performance.  The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it on or prior to the Closing Date;
(c)            No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;
(d)            No Suspensions of Trading in Common Stock; Listing.  Trading in the Common Stock shall not have been suspended by the Commission on or prior to the Closing Date, and the Common Stock shall have be traded or quoted on a Trading Market; and
(e)            Company Deliverables.  The Investor shall have received on the Closing Date each of the following, each dated the Closing Date unless otherwise indicated or agreed to by the Investor, in form and substance satisfactory to the Investor:
(i)            this Agreement, duly executed and delivered to the Investor;
(ii)            the Note, conforming to the requirements set forth herein;
(iii)            the Initial Commitment Warrant; and
(iv)            such other certificates, documents, agreements and information respecting the Company as the Investor may reasonably request.

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3.2        Conditions Precedent to the Obligations of the Company.  The obligation of the Company to deliver the Note and Initial Commitment Warrant on the Closing Date is subject to the satisfaction or waiver by the Company, on or before the Closing Date, of each of the following conditions:
(a)            Representations and Warranties.  The representations and warranties of the Investor contained herein shall be true and correct as of the Closing Date;
(b)            Performance.  Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Investor on or prior to the Closing Date; and
(c)            No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
ARTICLE IV.
 REPRESENTATIONS AND WARRANTIES
4.1            Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Investor:
(a)            Subsidiaries.  The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports.  Except as disclosed in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.
(b)            Organization and Qualification.  The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.
(c)            Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

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(d)            No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.
(e)            Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) any filings required by federal or state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, and (iii) those that have been made or obtained prior to the date of this Agreement.
(f)            Issuance of the Securities.  The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock issuable upon conversion of the Note and upon exercise of any of the Warrants.  All securities previously issued by the Company were duly and validly issued, fully paid and nonassessable when issued, either pursuant to a valid registration statement or private placement transaction.

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(g)            Capitalization.  The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in the SEC Reports as of the dates indicated therein.  Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as specified in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.
(h)            SEC Reports; Financial Statements.  The Company has filed all reports, forms or other information required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  For purposes of this Agreement, any reports, forms or other information provided to the Commission whether by filing, furnishing or otherwise providing, is included in the term "filed" (or any derivations thereof).

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(i)            Litigation.  As of the date hereof, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports.  Except as specifically disclosed in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer or agent of the Company (in his or her capacity as such).  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act, nor has the Commission called into question the validity of any shares previously issued by the Company.
(j)            Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect.
(k)            Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Governmental Authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.
(l)            Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights").  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

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(m)            Certain Registration Matters. Assuming the accuracy of the Investor's representations and warranties set forth in Section 4.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Investor under the Transaction Documents.
(n)            Investment Company.  The Company is not, and is not an Affiliate of, and immediately following the Closing Date will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
(o)            Taxes.  All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company and each Subsidiary have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and each Subsidiary have been paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes or other governmental charges have been established in accordance with GAAP.
4.2            Representations and Warranties of Investor.  The Investor hereby represents and warrants to the Company as follows:
(a)            Organization; Authority.  The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Investor.  This Agreement has been duly executed by the Investor, and when delivered by Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.
(b)            No Conflicts.  The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Investor's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Investor debt or otherwise) or other understanding to which the Investor is a party or by which any property or asset of the Investor is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Investor is subject (including federal and state securities laws and regulations), or by which any property or asset of the Investor is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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(c)            Consents.  All consents, approvals, orders and authorizations required on the part of the Investor in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated therein have been obtained and are effective as of the date hereof.
(d)            Investment Intent.  The Investor understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by Investor to hold the Securities for any period of time.  The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
(e)            Investor Status.  At the time the Investor was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.  The Investor is not a registered broker-dealer under Section 15 of the Exchange Act.
(f)            General Solicitation.  The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
(g)            Access to Information.  The Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.
(h)            Certain Trading Activities.  The Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities) since the earlier to occur of (1) the time that the Investor was first contacted by the Company or placement agent engaged by the Company regarding

EXHIBIT 10.68
n investment in the Company and (2) the 20th day prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company.  The Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) at any time during the following periods: (i) commencing on the earlier of (a) the date the Company notifies the Investor that it intends to commence a roadshow in connection with the Recapitalization in the following two (2) weeks, and (b) the date the Company commences such roadshow related to such Recapitalization, and ending on the date such Recapitalization is consummated (but in no event later than forty-five (45) days from the commencement of the roadshow) and (ii) commencing on the date the Investor receives a Draw Down Request and ending on the Draw Down Payment Date specified in such Draw Down Request.
(i)    Independent Investment Decision.  The Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and such Investor confirms that it has not relied on the advice of the Company's business and/or legal counsel in making such decision.
ARTICLE V.
 OTHER AGREEMENTS OF THE PARTIES
5.1            Transfer Restrictions.
(a)    The Securities may only be disposed of in compliance with state and federal securities laws.  The Investor or any permitted transferee shall not offer, sell or transfer the Securities issued pursuant to this Agreement other than pursuant to an effective registration statement, or to the Company or an Affiliate of Investor who agrees to be bound by the terms of this Agreement.  Any transfer or purported transfer of the Securities in violation of this Section 5.1 shall be void.  In connection with any such transfer, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.
(b)    Certificates evidencing the Securities will contain a legend in substantially the following form, until such time as they are eligible for sale under Rule 144:
NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION

EXHIBIT 10.68
FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
5.2            Furnishing of Information.  From the date hereof until the Maturity Date, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as Investor owns Securities, but only until the Investor's Underlying Shares or Warrant Shares may be sold under Rule 144(b)(i) without regard to meeting the requirements of Rule 144(c), if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Underlying Shares and Warrant Shares under Rule 144.
5.3            Listing of Securities.  From the date hereof until the Maturity Date, the Company agrees, (i) if the Company applies to have the Common Stock traded on any Trading Market other than the Trading Market in which the Common Stock is listed as of the date hereof, it will include in such application the Underlying Shares and Warrant Shares, and will take such other action as is necessary or desirable to cause the Underlying Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will use its commercially reasonable efforts to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.
5.4            Integration.  From the date hereof until the Maturity Date, the Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to Investor pursuant to this Agreement, or that would be integrated with the offer or sale of the Securities pursuant to this Agreement for purposes of the rules and regulations of the Securities Act.
5.5            Reservation of Shares.  The Company shall maintain a reserve from its duly authorized shares of Common Stock equal to the number of shares of Common Stock required to comply with its conversion obligations under the Note and exercise obligations under all of the Warrants.
5.6            Conversion Procedures.  The form of Conversion Notice (as defined in the Note) in the form of Exhibit A sets forth the totality of the procedures required by the Investor in order to convert the Note.  The Company shall honor conversions of the Note and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

EXHIBIT 10.68

5.7            Non-Public Information.  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information in a form reasonably acceptable to the Company.
5.8            Use of Proceeds.  The Company will use the net proceeds from the sale of the Securities hereunder for general corporate purposes (including working capital purposes).
ARTICLE VI.
 MISCELLANEOUS
6.1            Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Note.
6.2            Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
6.3            Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email or facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the email address or facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email or facsimile at the email address or facsimile number specified in this Section on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:
If to the Company:	Communication Intelligence Corporation
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
Facsimile:  (650) 802-7777
Email: agoren@cic.com
Attention:  Andrea Goren, Chief Financial Officer

With a copy to:	Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway

EXHIBIT 10.68

New York, New York 10036
Facsimile:  (212) 858-1500
Email: jonathan.russo@pillsburylaw.com
Attention:  Jonathan J. Russo, Esq.

If to Investor:	To the address set forth under Investor's name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.
6.4            Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
6.5            Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.
6.6            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor.  The Investor may not assign this Agreement or any or all of its rights or obligation hereunder to any Person without the prior written consent of the Company.
6.7            No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
6.8            Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts

EXHIBIT 10.68
 for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
6.9            Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing Date and the delivery of the Securities.
6.10            Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
6.11            Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
6.12            Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
6.13            Payment Set Aside.  To the extent that the Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law

EXHIBIT 10.68
 (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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 SIGNATURE PAGES FOLLOW]

EXHIBIT 10.68

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
COMMUNICATION INTELLIGENCE CORPORATION

By:_/s/ Philip Sassower______________________________________
     Name: Philip Sassower
      Title: Chief Executive Officer
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EXHIBIT 10.68

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VENTURE CHAMPION ASIA LIMITED

By:   /s/ brian Nord
Name: Brian Nord
Title: Director

Tax ID No.:    N/A

ADDRESS FOR NOTICE

425 N. Martingale Rd. Suite 1540
Schaumburg, IL 60173
Attention: Brian Nord
Tel: 847-278-0333
Fax: 847-276-3390
Email: brian.nord@icgholdings.com

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

EXHIBIT 10.68

EXHIBIT A
NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

$2,352,941
 Original Issue Date:  May 6, 2014

COMMUNICATION INTELLIGENCE CORPORATION
 UNSECURED CONVERTIBLE NOTE
THIS NOTE is a note of Communication Intelligence Corporation, a Delaware corporation (the "Company"), designated as its Unsecured Convertible Note, in the original aggregate principal amount of Two Million Three Hundred Fifty-Two Thousand Nine Hundred Forty-One Dollars ($2,352,941) (the "Note").
FOR VALUE RECEIVED, the Company promises to pay to the order of Venture Champion Asia Limited or its registered assigns (the "Investor"), the principal sum of Two Million Three Hundred Fifty-Two Thousand Nine Hundred Forty-One Dollars ($2,352,941) or, if less, the principal amount shown to be due on Schedule 1 attached hereto (the "Grid Schedule"), on the earlier of (i) the date that is the eighteen (18) month anniversary of the Closing Date, (ii) ten (10) days following the consummation of a Recapitalization, or (iii) an Event of Default (as defined herein) or such date as this Note is required to be repaid as provided hereunder (the "Maturity Date"). The Company authorizes and appoints the Investor as agent of the Company to enter each Draw Down (as defined in the Credit Agreement) under this Note on the Grid Schedule attached to and hereby incorporated in this Note (following the receipt of such funds in accordance with Section 2.5 of the Credit Agreement) and agrees that such entries shall be conclusive evidence of the principal balance due under this Note at any time, absent manifest error; provided, that neither the failure to so record nor any error in such recordation shall affect the Company's obligations under the Note. Initial borrowing under this Note shall be Zero Dollars ($0). This Note is subject to the following additional provisions:
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EXHIBIT 10.68

1.            Definitions.                          In addition to the terms defined elsewhere in this Note: (a) capitalized terms that are used but not otherwise defined herein have the meanings given to such terms in the Credit Agreement, dated as of the Original Issue Date, by and between the Company and the Investor (the "Credit Agreement"), and (b) the following terms have the meanings indicated below:
"Change of Control" shall mean (a) any sale or disposition of all or substantially all of the assets of the Company to a third party in one or a number of related transactions, (b) any merger of the Company with or into another corporation in which the holders of the Company's Common Stock immediately prior to the consummation of the merger do not control 50% of the surviving entity, or (c) the acquisition in one or a number of related transactions by any Person or "group" of persons (as such term is defined in Section 13(d) and 14(d) of the Exchange Act, and the related regulations) who have expressed intent to control the affairs of the Company of more than 50% of the total voting power of outstanding voting securities of the Company.
"Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent sale price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.
"Conversion Date" means the date a Conversion Notice together with the Conversion Schedule is delivered to the Company in accordance with Section 7(a).
"Conversion Notice" means a written notice in the form attached hereto as Exhibit A.
"Event of Default" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
a)            any default in the payment (free of any claim of subordination), when the same becomes due and payable of principal in respect of this Note.
b)            the Company shall fail to observe, satisfy, or perform in any material respect any covenant or agreement contained in the Credit Agreement or the Note, and such failure shall continue unremedied for a period of thirty (30) Business Days after the date on which written notice of such default is first given to the Company by the Investor.
c)            any of the Company's representations and warranties set forth in the Credit Agreement shall be incorrect in any material respect as of the Original Issue Date and such breach would result in a Material Adverse Effect.
d)            the occurrence of a Bankruptcy Event.

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EXHIBIT 10.68

"Original Issue Date" has the meaning set forth on the face of this Note.
"Underlying Shares" means the shares of Common Stock issuable upon conversion of the Note.
2.            Interest; Principal.  The principal amount of this Note shall be repaid on the Maturity Date.
3.            Repayment Elections.  If the Company does not repay the Note on the Maturity Date pursuant to the terms of this Note, the Investor may make an election to be repaid by either (A) receiving 25% of future monthly operating cash flows of the Company, calculated in accordance with GAAP, until such time as all principal due under this Note has been repaid or (B) converting the unpaid principal amount of the Note into Common Stock in accordance with the terms of this Note.
4.            Registration of Note.  The Company shall register the Note upon records maintained by the Company for that purpose (the "Note Register") in the name of the Investor. The Company may deem and treat the registered Investor of this Note as the absolute owner hereof for the purpose of any conversion hereof, and for all other purposes, absent actual notice to the contrary from such record Investor.
5.            Registration of Transfers and Exchanges.  Subject to the Investor's compliance in full with all transfer restrictions contained in the Transaction Documents, the Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new debenture, in substantially the form of this Note (any such new debenture, a "New Note"), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Investor. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note.
6.            Recapitalization. Promptly following the Company receiving Loans under the Agreement in the aggregate principal amount of at least One Million One Hundred Seventy-Six Thousand Four Hundred Seventy-One Dollars ($1,176,471), the Company covenants and agrees that it will use its reasonable best efforts to (i) engage Aegis Capital, or another firm selected by the Company to act as an underwriter or placement agent in connection with the Recapitalization (the "Listing Agent"); provided, that the Investor shall have the right to approve of the Listing Agent selected by the Company, which approval shall not be unreasonably withheld, conditioned, or delayed and (ii) consummate a Recapitalization no later than the six month anniversary of receiving such funds.
7.            Conversion.
(a)            At the Option of the Investor.  All or any portion of the principal amount of this Note then outstanding shall be convertible into shares of Common Stock at the option of the Investor at any time at a price of $0.0275; provided, however, that (i) if the Company consummates a Recapitalization, the Investor may convert all or any portion of the Note on such date at a price equal to the lower of $0.0275 or 80% of the Company's offering price, or (ii) if the Company fails to pay to the Investor the unpaid principal amount of the Loans on the Maturity Date, the Investor may convert all or any portion of the

3

EXHIBIT 10.68
Note at a price equal to 70% of the average of the Closing Price of the Common Stock for the ten (10) Trading Day period preceding the date of receipt of the applicable Conversion Notice (in each case, subject to limitations set forth in Section 7(b) hereof; the prices set forth herein (i) or (ii) hereof, collectively, the "Conversion Price"), and the Investor elects to convert the unpaid principal amount of the Note into Common Stock in accordance with this Section.  The Investor may effect conversions under this Section 7(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 2 attached hereto (the "Conversion Schedule"). If the Investor is converting less than all of the principal amount represented by this Note, or if a conversion hereunder may not be effected in full due to the application of Section 7(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Investor a Conversion Schedule indicating the principal amount which has not been converted.
(b)            Certain Conversion Restrictions.  Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by an Investor upon a conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Investor's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which an Investor may receive or beneficially own in order to determine the amount of securities or other consideration that such Investor may receive in the event of a Fundamental Transaction (defined below) involving the Company as contemplated herein.  This restriction may not be waived.
8.            Mechanics of Conversion.
(a)            The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, divided by the Conversion Price on the Conversion Date.
(b)            The Company shall, by the fifth (5th) Business Day following each Conversion Date, issue or cause to be issued and cause to be delivered to or upon the written order of the Investor and in such name or names as the Investor may designate a certificate for the Underlying Shares issuable upon such conversion (including by electronic book-entry). The Investor, or any Person so designated by the Investor to receive Underlying Shares in accordance with the terms hereof, shall be deemed to have become holder of record of such Underlying Shares as of such Conversion Date.

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EXHIBIT 10.68

(c)            The Investor shall not be required to deliver the original Note in order to effect a conversion hereunder.  Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the Note and issuance of a New Note representing the remaining outstanding principal amount.
(d)            If by the fifth (5th) Business Day after a Conversion Date the Company fails to deliver to the Investor such Underlying Shares in such amounts and in the manner required pursuant to Section 7, then the Investor will have the right to rescind the Conversion Notice pertaining thereto by giving written notice to the Company prior to such Investor's receipt of such Underlying Shares.  Without in any way limiting the Investor's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the fifth (5th) Trading Day after a Conversion Date, the Company shall pay to the Investor $500 per Trading Day in cash, for each Trading Day beyond the fifth (5th) Trading Day after a Conversion Date that the Company fails to deliver such Underlying Shares (the "Delivery Penalty"); provided however, that the Delivery Penalty shall not be earned and payable to the extent that the delay is caused in part or whole by factors or circumstances beyond the Company's control.  The Delivery Penalty shall be paid to the Investor by the fifth (5th) business day of the month following the month in which such amount is earned or, at the option of the Investor (by written notice to the Company by the first (1st) day of the month following the month in which such amount is earned), shall be added to the principal amount of this Note, in which event any interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.
9.            Default Interest.  Upon the Maturity Date, all outstanding principal then owing shall begin to accrue interest at the rate of 18% per annum.
10.            Charges, Taxes and Expenses.  Issuance of certificates for Underlying Shares to the Investor upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Investor for any issue or transfer tax, withholding tax, transfer agent fee, legal opinion and attorney fees, or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax or other expense which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Investor. The Investor shall be responsible for all tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.
11.            Reservation of Underlying Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account the adjustments of Section 12), free from preemptive rights or any other contingent purchase rights of persons other than the Investor. The Company covenants that all Underlying

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EXHIBIT 10.68
Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
12.            Certain Adjustments.  The Conversion Price is subject to adjustment from time to time as set forth in this Section 12.
(a)                Stock Dividends and Splits.  If the Company, at any time while this Note is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in the case of clauses (i) and (ii) the number of shares issuable upon conversion should be increased in proportion to such increase in the number of outstanding shares of Common Stock and the then applicable Conversion Price shall be correspondingly decreased and in the case of clause (iii) the number of shares issuable upon conversion shall be decreased in proportion to such decrease in the number of outstanding shares of Common Stock and the then applicable Conversion Price shall be correspondingly increased.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.
(b)                Pro Rata Distributions.  If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then the Company will deliver to the Investor, on the effective date of such distribution, the Distributed Property that the Investor would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to such record date.  If such Distributed Property is not delivered to the Investor pursuant to the preceding sentence, then upon any conversion of this Note that occurs after such record date, the Investor shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that the Investor would have been entitled to receive in respect of such number of Underlying Shares had the Investor been the record holder of such Underlying Shares immediately prior to such record date.  Notwithstanding the foregoing, this Section 12(b) shall not apply to any distribution of rights or securities in respect of adoption by the Company of a shareholder rights plan, which events shall be covered by Section 12(a).
(c)                Fundamental Transactions.  If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a

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EXHIBIT 10.68
result of a subdivision or combination of shares of Common Stock covered by Section 12(a) above) (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Investor shall have the right to: (x) receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration") or (y) require the surviving entity to issue to the Investor an instrument identical to this Note (with an appropriate adjustments to the conversion price). For purposes of any such conversion, the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Investor shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction (or, if different, the ultimate parent of such successor or entity or the entity issuing the Alternate Consideration) shall issue to the Investor a new debenture consistent with the foregoing provisions and evidencing the Investor's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
(d)                Reclassifications; Share Exchanges.  In the case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control transactions), the Investor shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Investors shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which this Note could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.
(e)                Calculations.  All calculations under this Section 12 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
(f)                Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 12, the Company at its expense will promptly compute such

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EXHIBIT 10.68
adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Investor.
(g)                Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits shareholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall use commercially reasonable efforts to deliver to the Investor a notice describing the material terms and conditions of such transaction, at least ten (10) Business Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Investor is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
13.            Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.
14.            Prepayment at Option of Company.  This Note may be prepaid by the Company at any time, in whole or part, without the consent of the Investor and without any penalty or premium.
15.            Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email or facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the email address or facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via email or facsimile at the email address or facsimile number specified in this Section on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, Facsimile: (650) 802-7777, Email: agoren@cic.com, Attention: Andrea Goren, Chief Financial Officer, (ii) if to the Investor, to the address, email address or facsimile number appearing on the Company's shareholder records or such other address, email address or facsimile number as the Investor may provide to the Company in accordance with this Section.

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EXHIBIT 10.68

16.            Miscellaneous.
(a)            This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.
(b)            Subject to Section 16(a), above, nothing in this Note shall be construed to give to any person or corporation other than the Company and the Investor any legal or equitable right, remedy or cause under this Note. This Note shall inure to the sole and exclusive benefit of the Company and the Investor.
(C)            GOVERNING LAW; VENUE; WAIVER OF JULY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.  EACH PARTY AGREES THAT ALL ACTIONS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE AND ANY OTHER TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE NEW YORK COURTS.  EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK COURTS FOR ANY ACTION OR ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE ANY OF THIS NOTE), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY ACTION, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH NEW YORK COURT OR THAT SUCH ACTION HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS NOTE AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION.
(d)            The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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EXHIBIT 10.68

(e)            In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.
(f)            No provision of this Note may be waived or amended except (i) in accordance with the requirements set forth in the Purchase Agreement, and (ii) in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
(g)            It is expressly agreed and provided that the total liability of the Company under the Note for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Note exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Note is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Note from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Investor with respect to indebtedness evidenced by the Note, such excess shall be applied by Investor to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at Investor's election.

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EXHIBIT 10.68
      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.
COMMUNICATION INTELLIGENCE CORPORATION

By:   /s/ pjilip sassower
        Name: Philip Sassower
         Title: Chief Executive Officer

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EXHIBIT 10.68
EXHIBIT A
CONVERSION NOTICE
 (To be Executed by the Registered Investor in order to convert Note)
The undersigned hereby elects to convert the principal amount of Note indicated below, into shares of Common Stock of Communication Intelligence Corporation, as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Investor for any conversion, except as provided in the Note. All terms used in this notice shall have the meanings set forth in the Note.
Conversion calculations:
Conversion Date

Principal amount of Note owned prior to conversion

 Principal amount of Note to be Converted

 Principal amount of Note remaining after Conversion
__________________________________________________________
DTC Account

 Number of shares of Common Stock to be Issued

 Applicable Conversion Price

 Name of Investor

By:	Name: Title:

By the delivery of this Conversion Notice the Investor represents and warrants to the Company that its ownership of the Common Stock does not exceed the restrictions set forth in Section 7(b) of the Note.
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EXHIBIT 10.68
Schedule 1
COMMUNICATION INTELLIGENCE CORPORATION
 Unsecured Convertible Note
GRID SCHEDULE
This Grid Schedule reflects Draw Downs and Original Issue Discounts made under the above referenced Note and consistent with the terms of the Credit Agreement, dated as of May 6, 2014, by and between Communication Intelligence Corporation and Venture Champion Asia Limited.
Date	Draw Down	Original Issue Discount	Principal Balance Due	Initials

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EXHIBIT 10.68

Schedule 2
COMMUNICATION INTELLIGENCE CORPORATION
 Unsecured Convertible Note
CONVERSION SCHEDULE
This Conversion Schedule reflects conversions made under the above referenced Note.
Dated:

Conversion Date	Principal Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion	Applicable Conversion Price

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EXHIBIT 10.68

EXHIBIT B
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
COMMUNICATION INTELLIGENCE CORPORATION
COMMON STOCK PURCHASE WARRANT
Warrant No. ________           Dated: ___________________
Communication Intelligence Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Venture Champion Asia Limited, or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of ________________ shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to [either (i) $0.0275, for the Initial Commitment Warrant, or (ii) the lesser of (A) $0.0275 or (B) 80% of the volume weighted average trading price of the Company's Common Stock for the ten (10) Trading Day period prior to the issuance of a Draw Down, for all other Warrants] (each as adjusted from time to time as provided in Section 9, the "Exercise Price") at any time from the date hereof, and through and including [three (3) years from the first Draw Down Payment Date] (the "Expiration Date"), and subject to the following terms and conditions.  This Warrant (this "Warrant") is issued pursuant to that certain Credit Agreement dated May 6, 2014, by and between the Company and the Holder (the "Credit Agreement").
1.            Definitions.  In addition to the terms defined elsewhere in this Warrant: (a) capitalized terms that are used but not otherwise defined herein have the meanings given to such terms in the Credit Agreement and (b) the following terms have the meanings indicated below:
"Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the weighted volume average trading price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent sale price per share of the Common Stock so
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EXHIBIT 10.68
 reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.
"Registration Statement" means a registration statement filed with the Commission for the purposes of registering the Warrant Shares, including (in each case) the prospectus, amendments and supplements to such registration statements or prospectus, including pre‑ and post‑effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

2.            Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
3.            Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Annex A duly completed and signed, to the transfer agent or to the Company at its address specified herein.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.  Any transfer of any portion of this Warrant shall be in compliance with Section 5.1 of the Credit Agreement.
4.            Exercise and Duration of Warrants.  This Warrant shall be exercisable in whole or in part by the registered Holder at any time from the date hereof and through and including the Expiration Date.  At 5:30 p.m. New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided, that, if on the Expiration Date, there is no effective Registration Statement covering the resale of the Warrant Shares, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 5:30 p.m. New York City time on the Expiration Date.  The Company may not call or redeem any portion of this Warrant without the prior written consent of the affected Holder.
5.            Delivery of Warrant Shares.
(a)            Other than as may be required in connection with registration of a transfer of this Warrant, the Holder shall not be required to physically surrender this Warrant unless this Warrant is being exercised in full.  To effect exercises hereunder, the Holder shall duly execute and deliver to the Company at its address for notice set forth herein (or to such other address as the Company may designate by notice in writing to the Holder), an Exercise Notice in the form of Annex B hereto, along with the Warrant Share Exercise Log in the form of Annex C hereto, and shall pay the Exercise Price, if applicable, multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder.  The Company shall promptly (but in no event later
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EXHIBIT 10.68
than five (5) Business Days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder a certificate for the Warrant Shares issuable upon such exercise.  A "Date of Exercise" for purposes of this Warrant, means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.  If by the (5th) fifth Business Day after the Date of Exercise, the Company fails to deliver the required number of Warrant Shares, the Holder will have the right to rescind the exercise.
(b)            In the event that a Holder surrenders this Warrant following one or more partial exercises, the Company shall, provided, that the applicable number of Warrant Shares related to each such partial exercise has been delivered pursuant to Section 5(a) hereof, cancel such surrendered Warrant and issue or cause to be issued to the Holder, at the Company's expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.
(c)            The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
6.            Charges, Taxes and Expenses.  Issuance and delivery of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
7.            Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested.

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EXHIBIT 10.68
Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.  If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.
8.            Reservation of Warrant Shares.
(a)            The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9 hereof, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.  The Company will notify its transfer agent for the Common Stock of the reservation of shares of Common Stock as required under this provision.
(b)            Insufficient Authorized Shares.  If the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant and Warrants of like tenor at least a number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the Warrants of like tenor then outstanding (an "Authorized Share Failure"), then the Company shall promptly take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the required amount for the Warrants of like tenor then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use commercially reasonable efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal.
9.            Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
(a)        Issuance of Additional Common Stock.  If at any time while this Warrant is outstanding, the Company shall issue Additional Common Stock (as defined herein) at a price per share, or with an exercise price or conversion price (as the case may be), lower than the

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EXHIBIT 10.68
Exercise Price in effect at such time, then the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:
EP2 = (EP1 * (A + B)) / (A + C)
For purposes of the foregoing formula, the following definitions shall apply:
(A)            "EP2" shall mean the Exercise Price in effect immediately after such issue of Additional Common Stock;
(B)            "EP1" shall mean the Exercise Price in effect immediately prior to such issue of Additional Common Stock;
(C)            "A" shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon conversion or exchange of all Convertible Securities (as defined herein) outstanding immediately prior to such issue);
(D)            "B" shall mean the aggregate consideration received by the Company with respect to such issue of Additional Common Stock divided by EP1; and
(E)            "C" shall mean the number of such Additional Common Stock issued in such transaction;
provided, however, that notwithstanding the foregoing, EP2 shall in no event be (A) lower than the Closing Price of the Common Stock on a national securities exchange or quotation system (which on the date of determination constitutes the principal trading market for the shares of Common Stock) for the twenty (20) consecutive Trading Days immediately prior to the issuance of the Additional Common Stock and if such Common Stock is not publicly traded, the market price as determined in good faith by the Board of Directors (the "Market Price") or (B) greater than EP1.  For avoidance of doubt, (x) if after applying the formula above EP2 is lower than the Market Price, then the Exercise Price in effect immediately following such issuance of Additional Common Stock shall be equal to Market Price and, (y) if the Market Price immediately prior to the issuance of the Additional Common Stock is greater than EP1, then the Exercise Price in effect immediately following such issuance of Additional Common Stock shall be the Exercise Price in effect immediately prior to the issuance of such Additional Common Stock.
"Additional Common Stock" shall mean all shares of Common Stock and any securities convertible into or exchangeable for Common Stock ("Convertible Securities") issued by the Company at any time while this Warrant is outstanding, except (i) the Warrant Shares, (ii) Common Stock issued pursuant to the exercise of options and warrants outstanding on the date of issuance of this Warrant; (iii) Common Stock (including Common Stock issued upon the conversion or exercise of Convertible Securities) or Convertible Securities issued to employees, consultants, officers or directors of the Company pursuant to compensatory stock purchase or stock option plans, agreements or arrangements approved by the Board of Directors, (iv) Common Stock (including Common Stock issued upon the conversion or exercise of Convertible
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EXHIBIT 10.68
Securities) or Convertible Securities issued to underwriters, brokers, dealers, finders or others in connection with fundraising (debt or equity) activities, (v) Common Stock issued upon conversion or exercise of Convertible Securities outstanding on the date of issuance of this Warrant, (vi) Common Stock issued as dividends on any series of the Company's preferred stock, whether existing now or in the future, and (vii) Common Stock issued in connection with a stock dividend or distribution covered by Section 9(b) and (i) hereof.
(b)        Stock Dividends and Splits.  If at any time while this Warrant is outstanding, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Exercise Price shall be correspondingly decreased, each in accordance with Section 9(h) hereof.
(c)        Aggregation of Shares.  If at any time while this Warrant is outstanding, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event (including a reverse stock split), then, upon the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Exercise Price shall be correspondingly increased.
(d)        Replacement of Securities Upon Reorganization, etc.  If at any time while this Warrant is outstanding (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any capital reorganization or reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a "Fundamental Transaction"), then, as a condition of such Fundamental Transaction, lawful and fair provision shall be made whereby the Holder of the Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by the Warrants, had such Fundamental Transaction not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder of the Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such Fundamental Transaction unless prior to the consummation thereof the successor corporation (if other than the Company)

6

EXHIBIT 10.68
resulting from such Fundamental Transaction, or the corporation purchasing such assets in a Fundamental Transaction, shall assume by written instrument executed and delivered to the Holders of the Warrants the obligation to deliver to the Holders of the Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Holders may be entitled to purchase.  Notwithstanding the foregoing, in the event of any Fundamental Transaction, other than a Fundamental Transaction in which a successor entity of the Company that is a publicly traded corporation whose stock is quoted or listed for trading on a Trading Market assumes this Warrant such that the Warrant shall thereafter be exercisable for the publicly traded common stock of such successor entity, then, at the written request of the Holder, if and only if such request is delivered by notice in writing to the Company within 30 Business Days following the effective date of the Fundamental Transaction, the Company (or the successor entity) shall purchase this Warrant from the Holder by paying to the Holder, within five Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount per Warrant Share equal to the Transaction Value per share of Common Stock outstanding less the Exercise Price. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 9(e) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
"Transaction Value" shall mean the value on the effective date of the Fundamental Transaction of the net pre-tax proceeds received or receivable by common stockholders of the Company in the Fundamental Transaction.  Any proceeds not constituting cash shall be valued at their fair market value (as determined in good faith by the Company's Board of Directors after reasonable prior notice of the proposed determination to the Holder, and an opportunity for the Holder to discuss the proposed determination with the Company).
(e)        Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
(f)        Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
(g)        Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities, cash or property issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon

7

EXHIBIT 10.68
 which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's transfer agent.
(h)        Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten Business Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
(i)        Rights Upon Distribution Of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to Holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive such Distribution and such record date shall be deemed to be the date of such Distribution (the "Record Date"), then, in each such case:
(A)            any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (I) the numerator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the fair market value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (II) the denominator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date; and
(B)            the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (A); provided, that in the event that the Distribution is of shares of Common Stock (or common stock) ("Other Shares of Common Stock") of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of

8

EXHIBIT 10.68
which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (A) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (B).
(j)        Treasury Shares.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 9.
10.            Payment of Exercise Price.  The Holder shall pay the Exercise Price in immediately available funds; provided, however, the Holder, in its sole discretion, may also satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:
X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.
Y = the number of Warrant Shares with respect to which this Warrant is being exercised.
A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.
B = the Exercise Price.
For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.
11.            Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.
12.            Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email or facsimile (provided the sender receives a

9

EXHIBIT 10.68
machine-generated confirmation of successful transmission) at the email address or facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via email or facsimile at the email address or facsimile number specified in this Section on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Credit Agreement or at such other address as the Holder shall notify the Company.
13.            Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon 10 (ten) days' notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.
14.            Miscellaneous.
(a)        Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the Holder in whole or in part.  This Warrant may not be assigned by the Company except to a successor in the event of a sale of all or substantially all of the Company's assets or a merger or acquisition of the Company.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentences, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
(b)        The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.
(C)        GOVERNING LAW; VENUE; WAIVER OF JULY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND

10

EXHIBIT 10.68
 INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.  EACH PARTY AGREES THAT ALL ACTIONS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT AND ANY OTHER TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE NEW YORK COURTS.  EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK COURTS FOR ANY ACTION OR ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE ANY OF THIS WARRANT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY ACTION, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH NEW YORK COURT OR THAT SUCH ACTION HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS NOTE AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION.
(d)        The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
(e)        In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
(f)        Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
 SIGNATURE PAGE FOLLOWS]

11

EXHIBIT 10.68
IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.
COMMUNICATION INTELLIGENCE CORPORATION

By:
Name:
Title:

EXHIBIT 10.68
[Signature Page to Common Stock Warrant No _____]

ANNEX A
FORM OF ASSIGNMENT
[To be completed and signed only upon transfer of Warrant]
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase  ____________ shares of Common Stock of Communication Intelligence Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Communication Intelligence Corporation with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

EXHIBIT 10.68

ANNEX B
FORM OF EXERCISE NOTICE
[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant]
To:  COMMUNICATION INTELLIGENCE CORPORATION
The undersigned is the Holder of Warrant No. _____ (the "Warrant") issued by Communication Intelligence Corporation, a Delaware corporation (the "Company").  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.
1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.
2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.
3.	The Holder intends that payment of the Exercise Price shall be made as (check one):
____            "Cash Exercise" under Section 10
____            "Cashless Exercise" under Section 10
4.	If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.
5.	Pursuant to this exercise, the Company shall deliver to the Holder _______________ Warrant Shares in accordance with the terms of the Warrant.
6.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated:                                                                                  Name of Holder:

(Print)

By:
Name:
Title:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

EXHIBIT 10.68
ANNEX C
WARRANT SHARES EXERCISE LOG

DATE	NUMBER OF WARRANT SHARES AVAILABLE TO BE EXERCISED	NUMBER OF WARRANT SHARES EXERCISED	NUMBER OF WARRANT SHARES REMAINING TO BE EXERCISED